Exhibit 10.49
                                 -------------

                              AMENDED AND RESTATED
                              --------------------

                      EMPLOYMENT AGREEMENT AND STOCK OPTION
                                SENIOR EXECUTIVE
                      -------------------------------------

     This amended and restated employment agreement and stock option for a senior executive ("Agreement") is made effective the 2nd day of August, 2000, and entered into at San Diego, California, by and between ZiaSun Technologies, Inc., a Nevada corporation, located at 462 Stevens Avenue, Suite 106, Solana Beach, California 92075 hereinafter referred to as the Employer, and Allen D. Hardman, an individual, located at 624 Camino Catalina, Solana Beach, California 92075, hereinafter referred to as the Executive, in consideration of the mutual promises made herein, agree as follows:


                          ARTICLE 1. TERM OF EMPLOYMENT
                          -----------------------------

                                 Specified Term
                                 --------------

     1.01 The Company hereby employs Executive, and Executive hereby accepts employment with Company for a period of five (5) years, beginning on July 1, 1997.

                                Automatic Renewal
                                -----------------

     1.02 After completion of the initial term set forth in Section 1.01, above, and each twelve month anniversary thereafter, this Agreement shall automatically renew for an additional one (1) year period, unless written notice of the intent not to renew this Agreement is tendered by either the Company or Executive to the other party no less than sixty (60) days prior to the expiration of this Agreement.

                               Earlier Termination
                               -------------------

     1.03 This Agreement may be terminated earlier as hereinafter provided.


                 ARTICLE 2. DUTIES AND OBLIGATIONS OF EXECUTIVE
                 -----------------------------------------------

                         Title and Description of Duties
                         -------------------------------

     2.01 Executive shall serve as President and Chief Executive Officer and shall at all times be under the direction of the Board of Directors of the Company, and subject to the policies established by the Board of Directors of the Company. In that capacity, Executive shall do and perform all services, acts, or things necessary or advisable to fulfill the duties of said position.


                  Loyal and Conscientious Performance of Duties
                  ---------------------------------------------

     2.02 Executive agrees that to the best of his ability and experience he will at all times loyally and conscientiously perform all of the duties and obligations required of him, either expressly or implicitly, by the terms of this Agreement.

                  Devotion of Entire Time to Company's Business
                  ---------------------------------------------

     2.03 (a) Executive shall devote his entire productive time, ability, and attention to the business of Company during the term of the Agreement.

          (b) During the term of this Agreement, Executive shall not engage in any other business duties or pursuits whatsoever. Furthermore, during the term of this Agreement, Executive shall not, whether directly or indirectly, render any services of a commercial or professional nature to any other person or organization, whether for compensation or otherwise, without the prior written consent of Company's President. However, the expenditures of reasonable amounts of time for educational, charitable, or professional activities shall not be deemed a breach of this Agreement, if those activities do not materially interfere with the services under this Agreement, and shall not require the prior written consent of Company's President.

          (c) This Agreement shall not be interpreted to prohibit Executive from making passive personal investments or conducting private business affairs, if those activities do not materially interfere with the services required under this Agreement. However, except for those activities, Executive shall not, directly or indirectly, acquire, hold, or retain any interest in any business competing with, or similar in nature to, the business of Company.

                             Competitive Activities
                             ----------------------

          (d) During the term of this Agreement, Executive shall not directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of Company.

          (e) Executive shall not for a period of one (1) year immediately following the termination of employment with Company, either directly or indirectly: (1) Make known to any person, firm, or corporation the names or addresses of any of Company's clients or any other information pertaining to them; or, (2) Call on, solicit, or take away, or attempt to call on, solicit, or take away any of Company's clients on whom Executive called or with whom Executive became acquainted during their employment with Company, either on their behalf or that of another person, firm, or corporation.

                       Uniqueness of Executive's Services
                       ----------------------------------

     2.04 Executive hereby represents and agrees the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary, and intellectual character that gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Executive, therefore, expressly agrees that Company, in addition to any other rights or remedies which Company may possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Executive.

                  Indemnification for Negligence or Misconduct
                  --------------------------------------------

     2.05 Executive shall indemnify and hold Company harmless from all liability for loss, damage, or injury to persons or property resulting from the gross negligence or intentional misconduct of Executive.

                                  Trade Secrets
                                  -------------

     2.06 (a) The parties acknowledge and agree that during the term of this Agreement and in the course of the discharge of his duties hereunder, Executive shall have access to, and become acquainted with, information concerning the operation of Company, including without limitation, financial, personnel, sales, planning, and other information which is owned by Company and regularly used in the operation of Company's business, and that this information constitutes Company's trade secrets.

          (b) Executive agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this Agreement or at any other time thereafter, except as is required in the course of his employment with Company.

          (c) Executive further agrees all files, records, documents, equipment, and similar items relating to Company's business, whether prepared by Executive or others, are, and shall remain, exclusively the property of Company.


                        ARTICLE 3. OBLIGATIONS OF COMPANY
                        ---------------------------------

                               General Description
                               -------------------

     3.01 Company shall provide Executive with the compensation, incentives, benefits, and business expense reimbursement specified elsewhere in this Agreement.

                                Office and Staff
                                ----------------

     3.02 Company shall provide Executive with office equipment and supplies, and other facilities and services, suitable to Executive's position and adequate for the performance of his duties.

                          Indemnification of Executive
                          ----------------------------

     3.03 Company shall defend, indemnify and hold harmless Executive from and against any and all liabilities, claims, expenses (including expert witnesses' fees), reasonable attorneys' fees, damages, causes of action, suits or judgments sustained by Executive in direct consequence of his discharge of his duties on Company's behalf. Company further agrees to defend, indemnify and hold harmless Executive from and against any and all liabilities, claims, expenses (including expert witnesses' fees), reasonable attorneys' fees, damages, causes of action, suits or judgments arising out of or resulting from any activities he undertakes at the request of the Company concerning Fountain Fresh International, a Utah corporation d/b/a Better stuff, Inc., located at 2030 North Redwood Road, Suite 70, Salt Lake City, Utah 84116.


                             ARTICLE 4. COMPENSATION
                             -----------------------

     4.01 (a) As compensation for the services to be rendered by Executive hereunder, Company shall pay Executive an annual salary of two hundred thousand and no/100 dollars ($200,000.00), payable not less than once per month.

          (b) Executive's base salary shall be reviewed annually on or about each anniversary of the date of this Agreement. If the Company's Board of Directors in its sole discretion determines Executive's performance has been effective, then a salary increase shall be granted in amount not less than the cost of living increase, if any, for the greater San Diego area as published in the most recent issue of the San Diego Union Tribune newspaper.

                                 Tax Withholding
                                 ---------------

     4.02 Company shall have the right to deduct or withhold from the compensation due to Executive hereunder any and all sums required for federal income and Social Security taxes, and all state or local taxes now applicable, or that may be enacted and become applicable in the future.

                             ARTICLE 5. STOCK OPTION
                             ------------------------

                                 Option Granted
                                 --------------

     5.01 Company hereby grants Executive an option to purchase one hundred thousand (100,000) shares of the common stock of ZiaSun Technologies, Inc., a Nevada corporation, at a purchase price of $2.00. It is acknowledged and understood by Executive that this stock option does not qualify as an incentive stock option as defined in I.R.C. ss. 422(b).

                           Time of Exercise of Option
                           ---------------------------

     5.02 Executive's right to exercise his option to purchase the one hundred thousand (100,000) shares shall vest in equal installments of twenty five thousand (25,000) shares each on the following dates:

           25,000 Shares               After completion of 1 year of employment.

           25,000 Shares              After completion of 2 years of employment.

           25,000 Shares              After completion of 3 years of employment.

           25,000 Shares              After completion of 4 years of employment.

Executive may exercise his option to purchase the one hundred thousand (100,000) shares on the vesting date or at any time thereafter, and from time to time until termination of the option as provided in paragraph 5.07, below, so long as at all times, beginning with the date of the grant of this option and ending three (3) months prior to the date of exercise, or twelve (12) months prior to the date of exercise, if the Executive is disabled within the meaning of United States Internal Revenue Code Section 22, subd. (e)(3), Executive remains employed. For purposes of this Agreement, "employment" means that Executive is employed by Company, a parent or subsidiary corporation of Company, or a corporation, or a parent or subsidiary corporation of such a corporation issuing or assuming a stock option in a transaction to which United States Internal Revenue Code Section 425, subd. (a), applies.

                               Method of Exercise
                               ------------------

     5.03 This option shall be exercised by written notice delivered to Company at its principal place of business, stating the number of shares for which the option is being exercised. The notice must be accompanied by a check for the amount of the purchase price.

                               Capital Adjustments
                               -------------------

     5.04 (a) The existence of this option shall not affect in any way the right or power of Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in Company's capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the common stock or the rights thereof, or the issuance of any securities convertible into any common stock or of any rights, options, or warrants to purchase any common stock, or the dissolution or liquidation of Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings of Company, whether of a similar character or otherwise.

          (b) The shares with respect to which this option is granted are shares of the common stock of ZiaSun Technologies, Inc., a Nevada corporation, as presently constituted, but if and whenever, prior to the delivery by Company of all the shares of the stock with respect to which this option is granted, Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the stock outstanding, the number of shares of stock then remaining subject to this option shall: (1) In the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and, (2) In the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

          (c) If a business unit, operating center, division or subsidiary of Company is spun off, merged or consolidated into a separate entity, Executive shall be entitled to a proportionate stock option in that entity, for the number of shares reasonably determined by Company in its sole discretion.

                            Merger and Consolidation
                            ------------------------

     5.05 (a) Following the merger of one or more corporations into Company or any consolidation of Company and one or more corporations in which Company is the surviving corporation, the exercise of this option shall apply to the shares of the surviving corporation.

          (b) Notwithstanding any other provision of this Agreement, this option shall fully vest on the dissolution or liquidation of Company, or on any merger or consolidation in which Company is not the surviving corporation.

                               Transfer of Option
                               ------------------

     5.06 During Executive's lifetime, this option shall be exercisable only by Executive. This option shall not be transferable by Executive other than by the laws of descent and distribution upon Executive's death. In the event of Executive's death during employment or during the applicable period after termination of employment specified in paragraph 5.02, above, Executive's personal representatives may exercise any portion of this option that remains unexercised at the time of Executive's death, provided that any such exercise must be made, if at all, during the period within one year after Executive's death, and subject to the option termination date specified in paragraph 5.07(c), below.

                              Termination of Option
                              ---------------------

     5.07 This option shall terminate on the earliest of the following dates:

          (a) The expiration of three (3) months from the date of Executive's termination of employment, as defined in paragraph 5.02, above, except for termination due to death or permanent and total disability; or,

          (b) The expiration of twelve (12) months from the date on which Executive's employment, as defined in paragraph 5.02, above, is terminated due to permanent and total disability, as defined in United States Internal Revenue Code Section 22, subd. (e)(3); or,

          (c) On December 3lst of the ninth year after this Agreement is executed, which is December 31, 2006.

                              Rights as Shareholder
                              ---------------------

     5.08 Executive will not be deemed to be a holder of any shares pursuant to the exercise of this option until he pays the option price and a stock certificate is delivered to him for those shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the stock certificate is delivered.


                               ARTICLE 6. BENEFITS
                               -------------------

                                 Annual Vacation
                                 ---------------

     6.01 Executive shall be entitled to fifteen (15) days vacation time each year with pay. Executive may be absent from his employment for vacation only at such times that do not interfere with the reasonable needs and requirements of Company. In the event that Executive is unable for any reason to take the total amount of vacation time authorized herein during any year, he may accrue that time and add it to vacation time for any following year, or at Executive's option, may instead receive a cash payment in an amount equal to the amount of annual salary attributable to that period of time.

                                  Paid Holidays
                                  -------------

     6.02 Executive shall be entitled to eight paid holidays per year, as follows: New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day and the day after Thanksgiving, Christmas Day, and one floating day.

                       Use of Company-Supplied Automobile
                       ----------------------------------

     6.03 (a) During the term of employment hereunder, Executive shall be entitled to the full use of an automobile of Company's choice at Company's expense.

          (b) The Company also agrees to pay all operating expenses of any nature whatsoever with regard to the aforementioned automobile, and to procure and maintain in force an automobile liability insurance policy on the automobile, with coverage including Executive, for bodily injury or death, and for property damage. . Group Medical Insurance

     6.04 The Company agrees to include Executive and his spouse under Company's group medical insurance coverage at Company's cost.


                          ARTICLE 7. BUSINESS EXPENSES
                          ----------------------------

     7.01 (a) Company shall promptly reimburse Executive for all reasonable business expenses incurred by Executive in promoting the business of Company, including expenditures for entertainment, gifts, and travel.

          (b) Each expenditure shall be reimbursable only if it is of a nature qualifying it as a proper deduction on the federal and state income tax return of Company.

          (c) Each such expenditure shall be reimbursable only if Executive furnishes to Company adequate records and other documentary evidence required by federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of that expenditure as an income tax deduction.


                      ARTICLE 8. TERMINATION OF EMPLOYMENT
                      ------------------------------------

                              Termination for Cause
                              ---------------------

     8.01  (a)  Company  reserves  the  right to  terminate  this  Agreement  if
Executive: (1) Wilfully breaches or habitually neglects the duties which he is required to perform under the terms of this Agreement; or, (2) Commits acts of dishonesty, fraud, misrepresentation, or other acts of moral turpitude that would prevent the effective performance of his duties.

          (b) Company may, at its option, terminate this Agreement for the reasons stated in this section by giving written notice of termination to Executive without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement.

          (c) Termination under this section shall be considered "for cause" for the purposes of this Agreement.

                         Termination Upon Stated Events
                         ------------------------------

     8.02 (a) This Agreement shall be terminated upon the death of the Executive.

          (b) Company reserves the right to terminate this Agreement not less than sixty (60) days after Executive suffers any physical or mental disability that would prevent the performance of his duties under this Agreement. Such a termination shall be effected by giving ten (10) days written notice of termination to Executive.

          (c) Termination under this section shall not be considered "without cause" for the purposes of this Agreement.


                            Termination Without Cause
                            -------------------------

     8.03 (a) Company reserves the right to terminate this Agreement immediately upon the occurrence of circumstances which make it impossible or impracticable for the business of Company to be continued.

          (b) Executive renders services which are unsatisfactory to Company, and Company shall be the sole judge as to whether the services of Executive are satisfactory.

          (d) Termination under this section shall not be considered "for cause" but shall be considered "without cause" for the purposes of this Agreement.

                  Severance Pay Upon Termination Without Cause
                  --------------------------------------------

     8.04 (a) In the event Executive is terminated by the Company without cause during the first three (3) years of employment under this Agreement, Company shall pay Executive severance pay equal to three (3) months of Executive's monthly base salary in effect at the time of termination.

          (b) In the event Executive is terminated by the Company without cause after the first three (3) years of employment under this Agreement, Company shall pay Executive severance pay equal to six (6) months of Executive's monthly base salary in effect at the time of termination.

              Effect of Merger, Transfer of Assets, or Dissolution
              ----------------------------------------------------

     8.05 (a) This Agreement shall be terminated by any voluntary or involuntary dissolution of Company resulting from either a merger or consolidation in which Company is not the consolidated or surviving corporation, or a transfer of all, or substantially all, of the assets of Company.

          (b) Termination under this section shall not be considered "for cause" but shall be considered "without cause" for the purposes of this Agreement.

                            Termination by Executive
                            ------------------------

     8.06 Executive may terminate his obligations under this Agreement by giving Company at least sixty (60) days prior written notice.

                             Effect on Compensation
                             ----------------------

     8.07 In the event this Agreement is terminated prior to the completion of the term of employment specified herein, Executive shall be entitled to the compensation earned by and vested in him prior to the date of termination as provided for in this Agreement, computed pro rata up to, and including, that date. Executive shall be entitled to no further compensation as of the date of termination.


                          ARTICLE 9. GENERAL PROVISIONS
                          -----------------------------

     9.01 Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the date of actual receipt, mailed notices shall be deemed communicated as of five (5) days after the date of mailing.

                            Attorneys' Fees and Costs
                            -------------------------

     9.02 If this Agreement gives rise to a lawsuit or other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover court costs, necessary disbursements (including experts' fees) and actual attorneys' fees, in addition to any other relief such party may be entitled. This provision shall be construed as applicable to the entire contract.

                                Entire Agreement
                                ----------------

     9.03 This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by Company, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

                                  Modifications
                                  -------------

     9.04 Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

                                Effect of Waiver
                                ----------------

     9.05 The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

                               Partial Invalidity
                               ------------------

     9.06 If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

                      Law Governing Agreement/Jurisdiction
                      ------------------------------------

     9.07 This Agreement shall be governed by and construed in accordance with the laws of the State of California. Jurisdiction and venue for any suit arising out of this Agreement shall lie exclusively in a competent court in the County of San Diego, State of California.

                             Sums Due When Deceased
                             ----------------------

     9.08 If Executive dies prior to the expiration of the term of his employment, any sums that may be due him from Company under this Agreement as of the date of death shall be paid to Executive's executors, administrators, heirs, personal representatives, successors, and assigns.

                             Execution by Facsimile
                             ----------------------

     9.09 This Agreement may be executed by the parties and transmitted by facsimile. A facsimile signature of a party shall be binding as an original. If a party sends a copy of the Agreement or part thereof with that party's signature by facsimile, that party shall promptly send the original by first class mail.


                            COMPANY
                            -------

                            ZiaSun Technologies, Inc.



                            /S/ D. Scott Elder
                            ----------------------------
                            By: D. Scott Elder
                            Its: Chairman of the Board



                            EXECUTIVE
                            ---------


                            /S/ Allen D. Hardman
                            ------------------------------
                            Allen D. Hardman